DOUBLELINE FUNDS TRUST

DoubleLine Securitized Credit Fund

Supplement dated January 23, 2026 to

the Fund’s Prospectus dated July 31, 2025, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Fund’s Prospectus and should be read in conjunction with the Fund’s Prospectus.

On January 23, 2026, shareholders of DoubleLine Securitized Credit Fund (the “Fund”) voted to approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized with and into DoubleLine Securitized Credit ETF (the “Reorganization”). The closing of the Reorganization is expected to occur on or about January 30, 2026, subject to customary closing conditions. Beginning January 26, 2026, the Fund will publish its portfolio holdings information daily on its website in anticipation of the closing of the Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE